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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



     As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-46729, 33-98468 and 333-1334.



                                    ARTHUR ANDERSEN LLP

                                    /s/ Arthur Andersen LLP


Milwaukee, Wisconsin
July 24, 1996